Supplement to the
Fidelity® Pacific Basin Fund
December 30, 2016
Summary Prospectus

Effective December 18, 2017, the redemption fee for Fidelity® Pacific Basin Fund has been removed.

PAF-SUM-17-01 1.9886596.100	November 17, 2017